EXHIBIT 10.1

September 14, 2009

New Ulm Telecom, Inc.
Hutchinson Telephone Company
400 Second Street North
P.O. Box 697
New Ulm, Minnesota 56073-0697

James T. Sanft
Lindquist & Vennum, P.L.L.P
4200 IDS Center
80 South Eighth Street
Minneapolis, Minnesota 55402

Re:	Waiver, Release and Amendment

Ladies and Gentlemen:

          Reference is made to the Master Loan Agreement, dated as of January 4, 2008, by and between New Ulm Telecom, Inc. (“New Ulm”) and CoBank, ACB, (“CoBank”) (as the same may be amended, modified, supplemented, extended or restated from time to time, the “New Ulm MLA”), as supplemented by that certain First Supplement to the Master Loan Agreement, dated as of January 4, 2008, by and between New Ulm and CoBank (as the same may be amended, modified, supplemented, extended or restated from time to time, the “New Ulm First Supplement”) and by that certain Second Supplement to the Master Loan Agreement, dated as of January 4, 2008, by and between New Ulm and CoBank (as the same may be amended, modified, supplemented, extended or restated from time to time, the “New Ulm Second Supplement”; the New Ulm MLA as supplemented by the New Ulm First Supplement and the New Ulm Second Supplement, collectively, the “New Ulm Loan Agreement”).

          Reference is further made to the Master Loan Agreement, dated as of January 4, 2008, by and between Hutchinson Acquisition Corp. (“Hutchinson Acquisition”) and CoBank (as the same may be amended, modified, supplemented, extended or restated from time to time, the “Hutchinson MLA”), as supplemented by that certain First Supplement to the Master Loan Agreement, dated as of January 4, 2008, by and between Hutchinson and CoBank (as the same may be amended, modified, supplemented, extended or restated from time to time, the “Hutchinson First Supplement”), by that certain Second Supplement to the Master Loan Agreement, dated as of January 4, 2008, by and between Hutchinson and CoBank (as the same may be amended, modified, supplemented, extended or restated from time to time, the “Hutchinson Second Supplement”) and by that certain Third Supplement to the Master Loan Agreement, dated as of January 4, 2008, by and between Hutchinson and CoBank (as the same may be amended, modified, supplemented, extended or restated from time to time, the “Hutchinson Third Supplement”; the Hutchinson MLA as supplemented by the Hutchinson First Supplement, the Hutchinson Second Supplement and the Hutchinson Third Supplement, collectively, the “Hutchinson Loan Agreement”; and together with the New Ulm Loan Agreement, the “Loan Agreements”). Immediately upon the closing of the Hutchinson Loan Agreement, Hutchinson Acquisition merged with and into Hutchinson Telephone Company (“Hutchinson Telephone”; and together with New Ulm, the “Borrowers”), with Hutchinson Telephone being the survivor of such merger and having all rights and obligations of Hutchinson Acquisition pursuant to the terms of the Hutchinson Loan Agreement.

Reference is also made to that certain letter agreement regarding consent and waiver, dated as of March 17, 2009, by and among CoBank, the Borrowers and the Guarantors (as the same may be amended, modified, supplemented, extended or restated from time to time, the “March Letter Agreement”).

Capitalized terms used and not otherwise defined in this letter agreement shall have the meanings assigned to them in the Loan Agreements.

Waiver

          Pursuant to Subsection 9(E) of the New Ulm First Supplement and Subsection 9(E) of the Hutchinson First Supplement, as modified by the March Letter Agreement, New Ulm and Hutchinson Telephone, respectively, must deliver or cause to be delivered to CoBank, on or before December 31, 2009, a membership interest pledge agreement by which Hutchinson Cellular, Inc. would grant to CoBank a first-priority security interest in all of its then-owned and thereafter-acquired ownership interest in SHAL, LLC (the “SHAL Pledge”). The Borrowers have advised CoBank that Hutchinson Cellular, Inc. intends to sell its ownership interest in SHAL, LLC, and have requested that CoBank waive the SHAL Pledge. In reliance on the representations and warranties of the Loan Parties in this letter agreement and in connection with the request for such waiver, and subject to the effectiveness of this letter agreement as described below, CoBank hereby waives the SHAL Pledge.

Release

          The Borrowers have advised CoBank that Hutchinson Cellular, Inc. intends to sell its ownership interest in SHAL, LLC and SHAL Network, Inc., Direct Communications, LLC and Hutchinson Telephone intends to sell its ownership interest in En-Tel Communications, LLC. The Borrowers have requested that, to the extent CoBank has a lien upon and security interest in the ownership interests of SHAL, LLC, SHAL Network, Inc., Direct Communications, LLC and En-Tel Communications, LLC, CoBank release such lien and security interest.

          In reliance on the representations and warranties of the Loan Parties in this letter agreement and in connection with the request for such release, and subject to the effectiveness of this letter agreement as described below, to the extent CoBank has a lien upon and security interest in the ownership interests of SHAL, LLC, SHAL Network, Inc., Direct Communications, LLC and En-Tel Communications, LLC, CoBank hereby releases such lien and security interest.

Amendment

          Upon the effectiveness of this letter agreement, Schedules 7(S) and 9(F) of the Loan Agreements will be deemed amended to delete therefrom (i) the ownership interests of SHAL, LLC, SHAL Network, Inc. and En-Tel Communications, LLC, and Direct Communications LLC and (ii) any guaranty by any Loan Party on behalf of any of SHAL, LLC, SHAL Network, Inc. or En-Tel Communications, LLC.

          Upon the effectiveness of this letter agreement, clause (iii) of Subsection 9(E) shall be amended and restated to read as follows:

                    (iii) those Investments described in clauses (iii) through (iv) of Subsection 9(F), which are marketable, for fair market value;

General

          Except as expressly provided by this letter agreement, the terms and provisions of the Loan Agreements and the other Loan Documents are hereby ratified and confirmed and shall continue in full force and effect. The waiver, release and amendment provided herein are to be effective only upon receipt by CoBank of an execution counterpart of this letter agreement signed by each of the Loan Parties, and such waiver, release and amendment are conditioned upon the correctness of all representations and warranties made by the Loan Parties in this letter agreement and as provided to CoBank in connection with the request for such waiver, release and amendment. The waiver, release and amendment contained herein shall not constitute a course of dealing between any of the Loan Parties and CoBank and, except as expressly set forth herein, shall not constitute a waiver, extension or forbearance of any Potential Default or Event of Default, now or hereafter arising, or an amendment of any provision of the Loan Agreements or the other Loan Documents. The Loan Parties agree to pay to CoBank, on demand, in immediately available funds, all out-of-pocket costs and expenses incurred by CoBank, including, without limitation, the reasonable fees and expenses of counsel retained by CoBank, in connection with the negotiation, preparation, execution and delivery of this letter agreement and all other instruments and documents contemplated hereby. This letter agreement shall be governed by, construed and enforced in accordance with all provisions of the Loan Agreements and may be executed in multiple counterparts.

Reaffirmation

          By its execution hereof, each of the Guarantors hereby consents and agrees to the terms and provisions of this letter agreement and consents and agrees that the Guaranty, Guarantor Security Agreement, and all other Loan Documents executed by such Guarantor (or its predecessor) remain in full force and effect and continue to be the legal, valid and binding obligation of it, enforceable against it, in accordance with the terms thereof.

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          Please evidence your acknowledgment of receipt of the foregoing and your agreement by executing this letter agreement in the place indicated below and returning it to CoBank.

Sincerely,

COBANK, ACB

By:	/s/ Roger Opp
Name: Roger Opp
Title: Vice President

Acknowledged and agreed to:

NEW ULM TELECOM, INC.,
as a Borrower and a Guarantor

By:	/s/ Nancy Blankenhagen

Name:	Nancy Blankenhagen
Title:	Chief Financial Officer

HUTCHINSON TELEPHONE COMPANY,
as successor by merger to Hutchinson Acquisition
Corp., as a Borrower and a Guarantor

By:	/s/ Nancy Blankenhagen

Name:	Nancy Blankenhagen
Title:	Chief Financial Officer

NEW ULM LONG DISTANCE, INC.,
as a Guarantor

By:	/s/ Nancy Blankenhagen

Name:	Nancy Blankenhagen
Title:	Chief Financial Officer

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NEW ULM CELLULAR #9, INC.,
as a Guarantor

By:	/s/ Nancy Blankenhagen

Name:	Nancy Blankenhagen
Title:	Chief Financial Officer

NEW ULM PHONERY, INC.,
as a Guarantor

By:	/s/ Nancy Blankenhagen

Name:	Nancy Blankenhagen
Title:	Chief Financial Officer

PEOPLES TELEPHONE COMPANY,
as a Guarantor

By:	/s/ Nancy Blankenhagen

Name:	Nancy Blankenhagen
Title:	Chief Financial Officer

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WESTERN TELEPHONE COMPANY,
as a Guarantor

By:	/s/ Nancy Blankenhagen

Name:	Nancy Blankenhagen
Title:	Chief Financial Officer

HUTCHINSON TELECOMMUNICATIONS, INC.,
as a Guarantor

By:	/s/ Nancy Blankenhagen

Name:	Nancy Blankenhagen
Title:	Chief Financial Officer

HUTCHINSON CELLULAR, INC.,
as a Guarantor

By:	/s/ Nancy Blankenhagen

Name:	Nancy Blankenhagen
Title:	Chief Financial Officer